SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT
                 Filed pursuant to Section 12, 13, or 15(d) of
                      THE SECURITIES EXCHANGE ACT OF 1934

Date of Report           April 3, 1996
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                (Date of earliest event reported)

                                 TOKHEIM CORPORATION
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               (Exact name of registrant as specified in its charter)

        Indiana                    1-6018                 		 35-0712500
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(State of Incorporation)  	(Commission File Number)  (I.R.S. Employer I.D. No.)

10501 Corporate Drive, P.O. Box 360, Fort Wayne, Indiana  	    46801
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     (Address of principal executive offices)					           (Zip Code)

Registrant's telephone number, including area code:	     (219) 470-4600
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The undersigned registrant hereby reports as to the following matters:

ITEM 5:  OTHER EVENTS

Tokheim Corporation announced a significant strengthening of its relationship with the Royal Dutch Shell Group of companies through having been chosen as the exclusive supplier of fuel dispensing equipment for Shell's operating companies in 6 Asian countries, including Hong Kong, Malaysia, Pakistan, The Philippines, Singapore and Thailand.

Under the agreement the parties have the option of extending the relationship to other countries in the area. It is estimated the agreement covering the initial 6 countries could add $50 to $70 million in total sales over a 3 year period.

The Shell Asia Pacific agreement follows Tokheim having been selected in 1993 by Shell Europe as exclusive supplier in 12 (subsequently 18) European countries. The Company's United Kingdom subsidiary had been selected previously by Shell to provide equipment needs in England, Scotland, and Wales.

Tokheim's selection was based on product reliability, quality, and cost benefit relationship, the flexibility and compatibility of our hardware and software designed with in-place Shell systems, our demonstrated technical leadership in the industry and our related ISO 9000 manufacturing certification. The relationship developed as a result of a cohesive cooperative effort on the part of executives from every functional discipline within the Company - marketing, sales, engineering, manufacturing, and finance - to understand Shell's unique needs in a particular region of the world, and focus Tokheim's full resources on meeting those needs. It is a strategically important contract due to the growth potential in the Asia Pacific Region.
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Tokheim's initiative in becoming a leading global supplier on the most stringent global manufacturing standard has been in alignment with Shell's own strategic initiatives to globally integrate its operations within contiguous geographic regions that can benefit from standardization and central purchasing of equipment and systems. The growing relationship with Shell stands as tangible evidence of the value of such strategic partnerships to each party. Shipments under the agreement are commencing immediately.

ITEM 7:  FINANCIAL STATEMENT AND EXHIBITS

(b)	Pro forma Financial Information.

   	(1) No pro forma financial information is required pursuant to Article 11 of Regulation S-X.

(c)	Exhibits.

   	None.
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                                    SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                      							                  Tokheim Corporation
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                          							       	         (Registrant)




Date:  April 12, 1996  	                				DOUGLAS K. PINNER
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                                     							President and Chief
                                            Executive Officer



Date:  April 12, 1996  					                JOHN A. NEGOVETICH
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                                     							Vice President and
                                            Chief Financial	Officer